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                                                                    EXHIBIT 10.1

                              SETTLEMENT AGREEMENT

1. Parties.

     1.1 This Settlement Agreement (this "Agreement") is made and entered into on September 5, 2000 (the "Effective Date"), at Toronto, Ontario, Canada, between Infotopia, Inc. ("Infotopia"), a Nevada corporation, and Thomson Kernaghan & Co. Limited ("Thomson Kernaghan"), an Ontario corporation.

2. Recitals.

     2.1 This Agreement is made with reference to the following facts and circumstances:

          (a) National Boston Medical, Inc. ("National Boston") granted Thomson Kernaghan certain royalties (the "Thomson Kernaghan Royalties") under the terms of (i) a Convertible Note dated August 19, 1999, in the principal amount of $1,700,000, executed by National Boston as maker in favor of Thomson Kernaghan as payee, and (ii) a Promissory Note dated January 21, 2000, in the principal amount of $550,000, executed by National Boston as maker in favor of Thomson Kernaghan as payee.

          (b) Thomson Kernaghan has made a claim against Infotopia and its officers and directors (the "Thomson Kernaghan Royalties Claim") alleging that Infotopia has appropriated royalty payments due Thomson Kernaghan pursuant to the Thomson Kernaghan Royalties.

          (c) Infotopia and Thomson Kernaghan desire to settle the Thomson Kernaghan Royalties Claim on the terms and subject to the conditions set forth in this Agreement.

3. Settlement of Claim for Appropriation of Certain Royalties

     3.1 In order to settle the Thomson Kernaghan Royalties Claim:

          (a) Infotopia hereby agrees to (i) issue and deliver 6,500,000 shares of authorized and unissued common stock ("Common Stock") of Infotopia (the "Settlement Shares") to Thomson Kernaghan, and (ii) to register Thomson Kernaghan's resale of the Settlement Shares under the Securities Act of 1933, as amended (the "Securities Act"); and Thomson Kernaghan agrees to accept the Settlement Shares in settlement of the Thomson Kernaghan Royalties Claim, on the terms and subject to the provisions of this Agreement.

          (b) Infotopia hereby agrees to (i) issue, sell and deliver 12,750,000 shares of Common Stock (the "Purchased Shares") to Thomson Kernaghan, for an aggregate purchase price of $1,767,500 (the "Purchase Price") for all 12,750,000 shares, and (ii) to register Thomson Kernaghan's resale of the Purchased Shares under the Securities Act; and Thomson Kernaghan agrees to purchase the Purchased Shares, on the terms and subject to the conditions of this Agreement.

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          (c) Infotopia hereby agrees to (i) issue, sell and deliver to Thomson
Kernaghan a warrant (the "Warrant") to purchase 1,000,000 shares of Common Stock (the "Warrant Shares") at a price per share of $.138, and (ii) to register Thomson Kernaghan's resale of the Warrant Shares under the Securities Act. The Warrant shall (i) be exerciseable at any time, in whole or in part, (ii) expire not earlier than two years from the date that it is issued, and (iii) contain a "cashless exercise" provision.

     3.2. Thomson Kernaghan shall pay the Purchase Price to Infotopia in installments, as follows:

          (a) $800,000 upon delivery of the Settlement Shares and the Purchased Shares, in escrow as provided in section 4 below.

          (b) $717,500 upon the effectiveness of the Registration Statement defined in Section 5 below, in escrow as provided in section 4 below.

          (c) $250,000 to be payable immediately upon closing to Infotopia.

4. Escrow

     4.1. Infotopia agrees that the Purchase Price shall be paid and applied in the following order and priority:

          (a) First, to the payment of the creditors of National Boston, other than (i) Thomson Kernaghan, (ii) Oxford Capital, (iii) Donald F. Mintmire, (iv) Noreen Wilson, and (v) National Boston's directors and officers, (vi) Dragons Forever (David Woo)

          (b) Then the balance, if any, to Infotopia.

     4.2. In order to establish a procedure for the payment of the Purchase Price as set forth above, within five days from the Effective Date, Infotopia and Thomson Kernaghan shall enter into an escrow agreement (the "Escrow Agreement") with John M. Mann as escrow holder (the "Escrow Holder"), and Thomson Kernaghan shall deposit the Purchase Price with the Escrow Holder, as the installments thereof become due, the Escrow Agreement shall set forth the names of each creditor and the amounts to be paid. After creditors are paid all proceeds are advanced directly to Infotopia.

5. Registration

     5.1. On or before October 5, 2000 (the "Filing Deadline"), Infotopia agrees to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act on Form S-3, if eligible, otherwise on Form SB-2, covering the resale of the Settlement Shares, the Purchased Shares and the Warrant Shares (collectively, the "Registrable Securities") by Thomson Kernaghan or any subsequent holder, and shall use its best efforts to cause the Registration Statement to be declared effective by December 5, 2000 (the "Effectiveness Deadline"). Infotopia shall cause the Registration Statement to remain continuously effective until all of the Registrable Securities have been resold pursuant to the Registration Statement, or until all of the Registrable Securities are eligible for resale pursuant to SEC Rule 144(k).

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     5.2.  If Infotopia has not filed the Registration Statement by the Filing
Deadline, then Infotopia shall issue and deliver to Thomson Kernaghan, as liquidated damages, 5,000,000 shares of Common Stock.

     5.3. If the Registration Statement is not effective by the Effectiveness Deadline, then Infotopia shall issue and deliver to Thomson Kernaghan, as liquidated damages, 2,500,000 shares of Common Stock. If the Registration Statement is not effective by January 15, 2001, then Infotopia shall issue and deliver to Thomson Kernaghan, as liquidated damages, an additional 2,500,000 shares of Common Stock. Such liquidated damages shall not be prorated. Infotopia shall file an additional registration statement for the resale of any shares that Thomson Kernaghan shall be entitled to receive under this paragraph 5.3.

     5.4. Thomson Kernaghan agrees that in any trading day it will not sell, in market transactions pursuant to the Registration Statement, an aggregate of Registrable Securities in excess of 10% of that day's trading volume for the Common Stock. If TK sells in excess of 10% of the trading volume they will incur a penalty of $1,000,000 per day of infraction.

6.   Representations and Warranties

     6.1.  Infotopia represents and warrants to Thomson Kernaghan that:

           (a) The execution and performance of this Agreement has been duly authorized by all necessary corporate authority.

           (b) This Agreement is its binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by the application of bankruptcy, insolvency or other laws affecting creditors' rights generally, or by general principles of equity.

           (c) The Registrable Securities and any other shares of Common Stock issuable to Thomson Kernaghan under this Agreement will be duly authorized, validly issued, and when paid for will be fully paid and nonassessable.

           (d) It has not offered any of the Registrable Securities in the United States or to a U.S. Person (as defined by SEC Regulation S), it has complied with all the requirements of SEC Regulation S to be complied with by it in offering and selling the Registrable Securities to Thomson Kernaghan, and the offer and sale of the Registrable Securities to Thomson Kernaghan are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and SEC Regulation S.

     6.2.  Thomson Kernaghan represents and warrants to Infotopia that:

           (a) The execution and performance of this Agreement has been duly authorized by all necessary corporate authority.

           (b) This Agreement is its binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by the application of bankruptcy, insolvency or other laws affecting creditors' rights generally, or by general principles of equity.




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          (c) It is not a U.S. Person, it has complied with all the
requirements of SEC Regulation S to be complied with by it in purchasing the Registrable Securities.

7. Releases

     7.1. Infotopia, for itself and its officers, directors, shareholders and successors in interest, hereby releases Thomson Kernaghan and its officers, directors, shareholders and successors in interest, from any claim of any nature arising prior to the Effective Date out of or related to the Thomson Kernaghan Royalties Claim.

     7.2. Thomson Kernaghan, for itself and its officers, directors, shareholders and successors in interest, (i) hereby releases Infotopia, and its officers, directors, shareholders and successors in interest, from any claim of any nature arising prior to the Effective Date out of or related to the Thomson Kernaghan Royalties Claim; and (ii) agrees not to seek to recover from Infotopia, or any of its officers, directors, shareholders or successors in interest, any of the assets that were the subject of National Boston's grant of the Thomson Kernaghan Royalties. The release and agreement not to seek recovery of assets contained in this paragraph 7.2 are subject to and conditioned upon the Registration Statement covering the Registrable Securities being effective on or before the Registration Deadline.

8. Jurisdiction and Venue

     8.1. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada; provided, however, that if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the State of Massachusetts, then Massachusetts law shall govern the construction and enforcement of that provision. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of or relating to this Agreement. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue.




INFOTOPIA, INC.



By /s/ Daniel J. Hoyng                   Witness /s/ Victor Bianchi
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   Daniel J. Hoyng, CEO                          Victor Bianchi



THOMSON KERNAGHAN & CO. LIMITED



By /s/ Mark E. Valentine
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   Mark E. Valentine, Chairman



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